                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of the Com-
                                                        mission Only (as permitted by
                                                        Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FRANK RUSSELL INVESTMENT COMPANY
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:
[X]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration State No.:
(3)  Filing Party:
(4)  Date Filed:

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
               -------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                        FRANK RUSSELL INVESTMENT COMPANY

                         TO BE HELD ON JANUARY 22, 1996
               -------------------------------------------------

To the Shareholders of each of the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free, U.S. Government Money Market, Tax Free Money Market, Real Estate Securities, Multistrategy Bond, Equity I, Equity II, Equity III, Equity Q, International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III and Money Market Funds (the "Funds"), comprising the Frank Russell Investment Company:

Notice is hereby given that a Special Meeting of the Shareholders of Frank Russell Investment Company (the "Investment Company"), will be held at the offices of Frank Russell Investment Company, 909 A Street, Tacoma, Washington, on Monday, January 22, 1996, at 9:00 a.m., local time (the "Meeting"), to consider a proposal to operate the Funds in accordance with an exemptive order granted to the Investment Company and Frank Russell Investment Management Company (the "Manager") on June 27, 1995 by the Securities and Exchange Commission (the "Exemptive Order"). The Order permits the Manager to engage and terminate unaffiliated money managers for each Fund without holding shareholder meetings and to publish in the Investment Company's prospectus, with respect to each Fund, only the aggregate fees paid to that Fund's money managers and the net advisory fees retained by the Manager with respect to that Fund. The proposal is discussed in greater detail in the accompanying proxy statement.

Shareholders may also consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof.

The close of business on November 30, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                       By Order of the Trustees,

                                       /s/ Karl J. Ege
                                       -------------------------
                                       KARL J. EGE
                                       Secretary
December 14, 1995
________________________________________________________________________________

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU
MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.
________________________________________________________________________________

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                        FRANK RUSSELL INVESTMENT COMPANY

                         TO BE HELD ON JANUARY 22, 1996

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

SPECIAL MEETING

This Proxy Statement is being furnished to the shareholders of the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, Real Estate Securities, U.S. Government Money Market, Tax Free Money Market, Equity I, Equity II, Equity III, Equity Q, International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III, Money Market Funds (the "Funds"), comprising Frank Russell Investment Company, a Massachusetts business trust (the "Investment Company"), in connection with the solicitation of proxies by and on behalf of the Investment Company's Board of Trustees for use at a Special Meeting of the Shareholders of the Investment Company (the "Meeting") to be held at the offices of the Investment Company, 909 A Street, Tacoma, Washington 98402, on January 22, 1996, at 9:00 a.m., local time, and any adjournments thereof. This Proxy Statement is first being mailed to shareholders on or about December 14, 1995.

RECORD DATE

The Board of Trustees of the Investment Company has fixed the close of business on November 30, 1995 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The holders of 5% or more of the Investment Company's shares are listed in the section "Ownership of Investment Company Shares." At the close of business on the Record Date, the total number of voting shares of the Investment Company issued and outstanding was 510,446,004.613.


The holder of record of each full share of beneficial interest of the Investment Company outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the meeting or any adjournments thereof, with a proportionate vote for each fractional share.

PROXIES

Shareholders of the Investment Company are requested to complete, date, sign and promptly return in the enclosed postage paid envelope the accompanying form of proxy. If the enclosed proxy is properly executed and received prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof. Except as described in this Proxy Statement, the Board of Trustees does not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this Proxy Statement.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: Frank Russell Investment Company, 909 A Street, Tacoma, Washington 98402, Attention:
Secretary.

In the event a quorum is not present at the Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. The persons named as proxies in the proxy card will vote in favor of an adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Company. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this Proxy Statement.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by mail, officers of the Investment Company, officers and regular employees of Frank Russell Investment Management Company (the "Manager"), the Funds' investment adviser, and of Russell Fund Distributors, Inc., the Funds' distributor, may also solicit proxies by telephone or facsimile or computer transmission or in person. The Investment Company does not anticipate that it will retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. If the Investment Company were to retain such a firm, the associated cost (which would be borne by the Investment Company) would depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne by the Investment Company. The Investment Company will reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Shares.

At a meeting of the Board of Trustees on November 6, 1995, the Board, including a majority of the Trustees who are not "interested persons," authorized the holding of a shareholder meeting to consider the proposal. The Board believes that it is in the best interest of the Investment Company to approve the proposal because of the enhanced disclosure and additional information provided to Shareholders under the proposal. The Board believes that approval of the proposal is fair and equitable, and consistent with the best interests of the Shareholders.

                 APPROVAL OF THE INVESTMENT COMPANY'S OPERATION
                     IN ACCORDANCE WITH A SECURITIES AND
                      EXCHANGE COMMISSION EXEMPTIVE ORDER

The following proposal relates to an exemptive order granted on June 27, 1995 to the Investment Company and the Manager by the Securities and Exchange Commission (the "Exemptive Order"). The Exemptive Order permits the Manager, on behalf of the Investment Company, to engage and terminate money managers for each Fund without holding a shareholder meeting and to publish in the Investment Company's prospectus, with respect to any Fund, only (i) the total advisory fee charged by the Manager, (ii) the aggregate fees paid to that Fund's money managers, and (iii) the net advisory fees retained by the Manager with respect to that Fund.

         PROPOSAL: To approve the Investment Company's operation in accordance with the exemptive order granted on June 27, 1995 to the Investment Company and the Manager by the Securities and Exchange Commission.

The Exemptive Order, by its terms, cannot be relied upon by the Investment Company or the Manager until the Investment Company's operation in accordance with the Exemptive Order is approved by the Investment Company's Shareholders. That approval must be obtained within a year of the Securities and Exchange Commission's issuance of the Exemptive Order. The Board of Trustees of the Investment Company believes that the Investment Company's reliance on the Exemptive Order is necessary and appropriate, and is in the best interests of the Investment Company. The Board has approved the Investment Company's operation under the Exemptive Order as described herein, and recommends the adoption of the proposal by the Shareholders of the Investment Company. The Board believes that the interests of each of the Funds under the proposal is identical, and therefore all Shareholders of the Investment Company will vote together on this proposal.

BACKGROUND

The Investment Company, since its inception, has operated under the provisions of an exemptive order granted in 1981 to the Investment Company and the Manager (the "1981 Order"). The 1981 Order permits the Manager, on behalf of the Investment Company, (i) to hire and contract with money managers for each Fund without obtaining Shareholder approval through a proxy solicitation to do so, and (ii) to not publish, in the Investment Company's prospectus, the fees paid to the money managers.

More recently, the Investment Company and the Manager requested that the Securities and Exchange Commission grant the new Exemptive Order which will supersede the 1981 Order. That request was granted on June 27, 1995.

The new Exemptive Order differs from the 1981 Order principally in that the Investment Company's prospectus will disclose, as to each Fund, (i) the total advisory fee charged by the Manager, (ii) the aggregate fees paid to all of the money managers for that Fund as a group, and (iii) the net advisory fees retained by the Manager. Additionally, the Investment Company will provide detailed information to shareholders regarding any new Money Manager within 60 days of the Investment Company's hiring of that Money Manager.

The new Exemptive Order does not change the Manager's ability, on behalf of the Investment Company, to engage and terminate money managers for each Fund without holding a shareholder meeting, except that this ability specifically does not extend to money managers that are affiliated with the Manager. If the proposal is approved by the Shareholders of the Investment Company, the Investment Company intends to begin relying on the new Exemptive Order by June 27, 1996.

The Manager and the Board of Trustees of the Investment Company consider that the arrangements permitted by the new Exemptive Order provide more disclosure regarding management and advisory fees paid with respect to each Fund and that such additional information will assist investors. The Manager and the Board further believe that the provision of additional, detailed information regarding new money managers to shareholders will benefit shareholders in the same manner.

THE INVESTMENT COMPANY'S OPERATION UNDER THE PROPOSAL WILL NOT INCREASE THE FEES PAID BY THE INVESTMENT COMPANY TO THE MANAGER OR THE MONEY MANAGERS.

Attached as Exhibit A to this proxy statement is a (i) copy of the Securities and Exchange Commission's public notice of its intent to grant the Exemptive Order, which summarizes the basis for and terms of the Exemptive Order and (ii) copy of the Exemptive Order itself, as published by the Securities and Exchange Commission.

REQUIRED VOTE

To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Investment Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Investment Company means the lesser of (1) 67% or more of the Shares of the Investment Company represented at the Meeting if more than 50% of the outstanding Shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding Shares of the Investment Company.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL
                                                       ---

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Trustees does not intend to present any business at the Meeting other than the proposal, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

This Meeting is a Special Meeting of all the shareholders of the Investment Company. It is not presently anticipated that the Investment Company will hold another meeting of all of its shareholders or the shareholders of any Fund during the remainder of the year. As permitted under the Investment Company's Declaration of Trust, and to save the considerable expense of shareholder meetings, the Investment Company has not scheduled a date for a meeting of all of its shareholders in 1996. With respect to any such meeting at any time in the future, however, any shareholder proposals intended to be presented at the meeting must be received by the Investment Company at its offices (ATTN:
Secretary) a reasonable time in advance of the mailing of the Investment Company's proxy statement relating to such meeting. The timely receipt of a shareholder proposal does not guarantee its inclusion in the proxy statement for presentation at the meeting, as the requirements of certain federal rules must be met.


                             ADDITIONAL INFORMATION

OWNERSHIP OF INVESTMENT COMPANY SHARES

As of November 30, 1995, the officers and Trustees of the Investment Company as a group beneficially owned less than 1% of the shares of the Investment Company outstanding on such date. As of November 30, 1995, the only persons known by the Investment Company to be beneficial owners of more than 5% of the Investment Company's voting securities were:

    Investment Company: Ronald Blue & Co., 1100 Johnson Ferry Rd., N.E., Suite 600, Atlanta, GA 30342, 55,979,180.034 Shares, 10.97%, record; U.S.
    National Bank of Oregon, Trust Operations, P.O. Box 3168, Portland, OR 97208, 52,929,764.540 Shares, 10.37%, record; Second National Bank, P.O. Box 2510, East Lansing, MI 48826-9984, 52,892,820.131 Shares, 10.36%,
    record, FMB - Financial Group, N.A., One Financial Plaza, Holland, MI 49423, 32,238,670.693 Shares, 6.32%, record.

INVESTMENT ADVISER AND CURRENT MONEY MANAGERS

The Investment Company's investment adviser is the Manager, 909 A Street, Tacoma, Washington 98402. The Manager has, with the exception of the Money Market Fund and the U.S. Government Money Market Fund, selected certain investment advisers ("Money Managers") to manage the assets of the Funds. The investment advisory fees of the Money Managers are paid by the Manager. The Money Managers for each Fund, and their addresses, are as follows:

DIVERSIFIED EQUITY FUND

Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.
Systematic Financial Management, L.P., (through its Cash Flow Investors Division) 2 Executive Drive, Fort Lee, NJ 07024.
Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.
Equinox Capital Management, Inc., 399 Park Ave., 28th Floor, New York, NY
10022.
INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 300, Atlanta, GA 30309.
Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.
Suffolk Capital Management, Inc., 250 West 57th Street, Suite 1116, New York, NY 10107.
Trinity Investment Management Corp., 75 Park Plaza, Boston, MA 02116. Wellington Management Company, 75 State Street, Boston, MA 02109.

SPECIAL GROWTH FUND

Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02111.
Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048. Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.
Mitchell Hutchins Institutional Investors, Inc., 1285 Ave. of the Americas, New York, NY 10019.
Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 University Street, Seattle, WA 98101.
Wellington Management Company, See: Diversified Equity Fund.

EQUITY INCOME FUND

Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801.
Equinox Capital Management, Inc., See: Diversified Equity Fund.
Trinity Investment Management Corp., See: Diversified Equity Fund.

QUANTITATIVE EQUITY FUND

Franklin Portfolio Associates Trust, One Post Office Square, Suite 3660, Boston, MA 02109.
J.P. Morgan Investment Management Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036.
Wells Fargo Nikko Investment Advisors, 45 Fremont Street, 6th Floor, San Francisco, CA 94105.

INTERNATIONAL SECURITIES FUND

Grantham, Mayo, Van Otterloo & Co., 40 Rowes Wharf, Boston, MA 02110.
J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.
Marathon Asset Management Limited, 115 Shaftesbury Ave., London, England WC2H
8AD.
Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110.
Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR.

DIVERSIFIED BOND FUND

Lincoln Capital Management Company, See: Diversified Equity Fund.
Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.
Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

VOLATILITY CONSTRAINED BOND FUND

BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154. Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

MULTISTRATEGY BOND FUND

BEA Associates, 153 East 53rd Street, New York, NY 10022.
Pacific Investment Management Company, See: Diversified Bond Fund. Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

LIMITED VOLATILITY TAX FREE FUND

Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116.
T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, MD 21202.

REAL ESTATE SECURITIES FUND

Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

U.S. GOVERNMENT MONEY MARKET FUND

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA  98402.

TAX FREE MONEY MARKET FUND

Weiss, Peck & Greer Advisers, Inc., One New York Plaza, 30th Floor, New York, NY 10004.

EQUITY I FUND

Alliance Capital Management L.P., See: Diversified Equity Fund. Systematic Financial Management, L.P., See: Diversified Equity Fund. Columbus Circle Investors, See: Diversified Equity Fund.
Equinox Capital Management, Inc., See: Diversified Equity Fund. INVESCO Capital Management, Inc., See: Diversified Equity Fund. Lincoln Capital Management Company, See: Diversified Equity Fund. Suffolk Capital Management, Inc., See: Diversified Equity Fund. Trinity Investment Management Corp., See: Diversified Equity Fund. Wellington Management Company, See: Diversified Equity Fund.

EQUITY II FUND

Delphi Management, Inc., See:  Special Growth Fund.
Fiduciary International, Inc., See:  Special Growth Fund.
Jacobs Levy Equity Management, Inc., See:  Special Growth Fund.
Mitchell Hutchins Institutional Investors, Inc., See: Special Growth Fund. Sirach Capital Management, Inc., See: Special Growth Fund.
Wellington Management Company,  See: Diversified Equity Fund.

EQUITY III FUND

Brandywine Asset Management, Inc., See:  Equity Income Fund.
Equinox Capital Management, Inc., See:  Equity Income Fund.
Trinity Investment Management Corp., See:  Equity Income Fund.

EQUITY Q FUND

Franklin Portfolio Associates Trust, See: Quantitative Equity Fund. J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund. Wells Fargo Nikko Investment Advisors, See: Quantitative Equity Fund.

INTERNATIONAL FUND

Grantham, Mayo, Van Otterloo & Co., See: International Securities Fund. J.P. Morgan Investment Management Inc., See: International Securities Fund. Marathon Asset Management Limited., See: International Securities Fund. Oechsle International Advisors, See: International Securities Fund.
Rowe Price-Fleming International, Inc., See: International Securities Fund.

EMERGING MARKETS FUND

Genesis Asset Managers, Ltd., Bermuda House, St. Julian's Ave., St. Peter Port, Guernsey, Channel Islands.
J.P. Morgan Asset Management, Inc., See:  Equity Q Fund.
Montgomery Asset Management L.P., 600 Montgomery Street, 17th Floor, San Francisco, CA 94111.

FIXED INCOME I FUND

Lincoln Capital Management Company,  See: Diversified Bond Fund.
Pacific Investment Management Company, See: Diversified Bond Fund. Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

FIXED INCOME II FUND

BlackRock Financial Management, See: Volatility Constrained Bond Fund. Standish, Ayer & Wood, Inc., See: Volatility Constrained Bond Fund.

FIXED INCOME III FUND

BEA Associates, See: Multistrategy Bond Fund.
Pacific Investment Management Company, See: Multistrategy Bond Fund. Standish, Ayer & Wood, Inc., See: Multistrategy Bond Fund.

MONEY MARKET FUND

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA  98402.

The allocations of a Fund's assets among Money Managers may be changed at any time, and Money Managers may be employed or their services terminated at any time (subject to approval by the Board of Trustees of the Investment Company) by the Manager, acting in consultation with Frank Russell Company ("FRC") the Manager's corporate parent.

Each Money Manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within the parameters of the Fund's objectives, policies and restrictions and the more specific strategies developed by the Manager and FRC. Although the Money Managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, neither the Board, the officers, the Manager nor FRC evaluates the investment merits of the Money Managers' individual security selections.

DISTRIBUTOR

Each Fund's principal underwriter is Russell Fund Distributors, Inc., a wholly owned subsidiary of the Manager, 909 A Street, Tacoma, WA 98402. Russell Fund Distributors, Inc. receives no compensation from the Investment Company for its services.

ANNUAL REPORTS

A FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. A SHAREHOLDER MAY RECEIVE THE REPORT BY WRITING TO THE SECRETARY, FRANK RUSSELL INVESTMENT COMPANY, 909 A STREET, TACOMA, WASHINGTON 98402 OR BY TELEPHONING 1-800-832-6688.

                                       By Order of the Trustees,

                                       /s/ Karl J. Ege
                                       ------------------------
                                       Karl J. Ege
                                       Secretary

December 14, 1995

                                     PROXY


FRANK RUSSELL INVESTMENT COMPANY
909 A STREET
TACOMA, WASHINGTON  98402
                                             THIS PROXY IS SOLICITED ON BEHALF
                                                  OF THE BOARD OF TRUSTEES

                                              The undersigned hereby appoints
                                              Sandra J. Burke and Gregory J.
                                              Lyons as Proxies, each with
                                              the power to appoint his or
                                              her substitute, and hereby
                                              authorizes them to represent
                                              and to vote as designated
                                              below all the shares of
                                              beneficial interest of Frank
                                              Russell Investment Company
                                              (the "Investment Company")
                                              held of record on November
                                              30, 1995, at the Special
                                              Meeting of Shareholders of
                                              the Investment Company to be
                                              held on January 22, 1996, or
                                              any adjournment thereof.

The Board of Trustees recommends a vote FOR the following proposal:

         PROPOSAL: To approve the Investment Company's operation in accordance with the exemptive order granted on June 27, 1995 to the Investment Company and the Manager by the Securities and Exchange Commission.

          FOR  [  ]             AGAINST  [  ]             ABSTAIN [  ]


When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. WHEN SIGNING AS TRUSTEE OR FIDUCIARY, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION OR NOMINEE, PLEASE SIGN IN FULL CORPORATE OR NOMINEE NAME BY AN AUTHORIZED OFFICER.


Dated:                            , 1995                    Signature
        --------------------------                                    -----------------------------------------

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                                                                EXHIBIT A
                           UNITED STATES OF AMERICA
                                  BEFORE THE
                      SECURITIES AND EXCHANGE COMMISSION

INVESTMENT COMPANY ACT OF 1940
Release No. 21169  /  June 28, 1995

-----------------------------------------
In the Matter of

FRANK RUSSELL INVESTMENT COMPANY, ET AL.
909 A Street
Tacoma, Washington  98402

(812-7689)
-----------------------------------------

A CONDITIONAL ORDER UNDER SECTION 6(c) OF THE INVESTMENT COMPANY ACT OF
1940 FROM THE PROVISIONS OF SECTION 15(a) AND RULE 18F-2 THEREUNDER, AND FROM
CERTAIN DISCLOSURE REQUIREMENTS SET FORTH IN ITEM 22 OF SCHEDULE 14A UNDER THE
SECURITIES EXCHANGE ACT OF 1934, ITEMS 2, 5(b)(iii), AND 16(a)(iii) OF FORM
N-1A, ITEM 3 OF FORM N-14, ITEM 48 OF FORM N-SAR, AND SECTIONS 6-07(2)(a), (b),
AND (c) OF REGULATION S-X

Frank Russell Investment Company ("FRIC"), Russell Insurance Funds, Inc.
("RIF"), Frank Russell Investment Management Company ("FRIMCo"), Frank Russell
Company, and Russell Fund Distributors Inc. filed an application on February
19, 1991, and amendments thereto on December 20, 1993, April 15, 1994, May 3,
1995, and May 10, 1995, requesting an order under section 6(c) of the Act exempting applicants from the provisions of section 15(a) and rule 18f-2; and from certain disclosure requirements set forth in item 22 of Schedule 14A under the Securities Exchange Act of 1934, items 2, 5(b)(iii), and 16(a)(iii) of Form
N-1A, item 3 of Form N-14, item 48 of Form N-SAR, and sections 6-07(2)(a), (b), and (c) of Regulation S-X. The order permits FRIMCo to enter into sub-advisory contracts without receiving prior shareholder approval, and permits FRIC and RIF to disclose only aggregate sub-advisory fees for each fund in their prospectuses and other reports.

On June 2, 1995, a notice of the filing of the application was issued
(Investment Company Act Release No. 21108). The notice gave interested persons an opportunity to request a hearing and stated that an order disposing of the application would be issued unless a hearing was ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

The matter has been considered and it is found, on the basis of the information set forth in the application, that granting the requested exemption is appropriate in the public interest and consistent with the protection of investors and the purposes


                                     A-1

fairly intended by the policy and provisions of the Act. Accordingly,

IT IS ORDERED, under section 6(c) of the Act, that the requested exemption from section 15(a) of the Act and rule 18f-2 thereunder; and from certain disclosure requirements set forth in item 22 of Schedule 14A under the Securities Exchange Act of 1934, items 2, 5(b(iii), and 16(a)(iii) of Form N-1A, item 3 of Form N-14, item 48 of Form N-SAR, and sections 6-07(2)(a), (b), and (c) of Regulation S-X is hereby granted, effective forthwith, subject to the conditions contained in the application.


By the Commission.


                                        Jonathan G. Katz
                                           Secretary


                                        By:  /s/ MARGARET H. McFARLAND
                                             Margaret H. McFarland
                                             Deputy Secretary


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
SECURITIES AND EXCHANGE COMMISSION

[Rel. No. IC - 21108; 812-7689]

Frank Russell Investment Company, et al.; Notice of Application

June 2, 1995

Agency:  Securities and Exchange Commission ("SEC").

Action: Notice of Application for Exemption under the Investment Company Act of 1940 (the "Act").

Applicants: Frank Russell Investment Company ("FRIC"), Russell Insurance Funds, Inc. ("RIF"), Frank Russell Investment Management Company ("FRIMCo"), Frank Russell Company ("FRC"), and Russell Fund Distributors, Inc. ("RFD").

Relevant Act Sections: Exemption requested under section 6(c) of the Act from the provisions of section 15(a) and rule 18f-2; and from certain disclosure requirements set forth in item 22 of Schedule 14A under the Securities Exchange Act of 1934 (the "Exchange Act"); items 2, 5(b)(iii), and 16(a)(iii) of Form N-1A; item 3 of Form N-14; item 48 of Form N-SAR; and sections 6-07(a)(a), (b), and (c) of Regulation S-X.

Summary of Application: Applicants seek a conditional order permitting FRIMCo to enter into sub-advisory contracts without receiving prior shareholder approval, and permitting FRIC and RIF (the "Funds") to disclose only aggregate sub-advisory fees for each fund in their prospectuses and other reports.

Filing Dates: The application was filed on February 19, 1991, and amended and restated on December 20, 1993, April 15, 1994, May 3, 1995, and May 10, 1995.

Hearing or Notification of Hearing: An order granting the application will be issued unless the SEC orders a hearing. Interested persons may request a hearing by writing to the SEC's Secretary and serving applicant with a copy of the request, personally or by mail. Hearing requests should be received by the SEC by 5:30 p.m. on June 27, 1995, and should be accompanied by proof of service on the applicant, in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the SEC's Secretary.

Addresses: Secretary, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Applicant, 909 A Street, Tacoma, Washington 98402.

For Further Information Contact: Mary Kay Frech, Senior Attorney, at (202) 942-0579, or C. David Messman, Branch Chief, at (202) 942-0564 (Division of Investment Management, Office of Investment Company Regulation).

Supplementary Information: The following is a summary of the application. The complete application may be obtained for a fee at the SEC's Public Reference Branch.

Applicants' Representations:

        1. FRIC is a registered no-load, open-end management investment company organized as a Massachusetts business trust. FRIC has twenty-two separate series, each constituting a different investment portfolio. All of FRIC's series follow the conventional practice of paying their investment advisory fee from the series' assets. Ten of FRIC's series require investors to pay an additional investment services fee directly to their investment adviser, FRIMCo, for shareholder services (the "External Fee FRIC Funds").(1) The remaining twelve series pay no investment services fee. FRIC's shares are offered predominantly to institutional fiduciaries, such as bank trust departments and registered investment advisers, which have investment discretion over their clients' accounts. A limited number of shares are offered to smaller institutional investors such as endowment funds and to individual investors who have a direct, contractual relationship with FRIMCo. Each investor in each of FRIC's series executes an asset management services agreement with FRIMCo, the different forms of which reflect the difference services required by different categories of investors.

        2. RIF is a registered no-load, open-end management investment company organized as a Maryland corporation. It is proposed to consist of several separate series, each constituting


--------------
(1) Investors in the External Fee FRIC Funds include (a) banking institutions, broker-dealers, investment advisers, charitable foundations, endowments, and qualified pension plans, including IRA plans, which have negotiated and entered into a written agreement with FRIMCo establishing the investment services fee to be paid FRIMCo for assets invested in the External Fee FRIC Funds by those entities both for their own account as well as on behalf of their clients for whom they may be acting in either an agency or discretionary capacity, and (b) individuals with investable assets of $5 million or more, who have negotiated and entered into a written agreement with FRIMCo for all assets invested in the External Fee FRIC Funds. Applicants also may make shares of the External Fee FRIC Funds available to employees of FRC and its affiliates. These employees will pay an investment services fee to FRIMCo which is consistent for all employees.

a different investment portfolio. RIF shares initially will be offered exclusively to insurance separate accounts as the funding vehicle for variable and fixed annuity and life insurance products. Each series of RIF follows the conventional practice of paying FRIMCo an advisory fee from the series' assets. The Funds' separate series are referred to herein as the "Portfolios."

        3. FRIMCo is a registered investment adviser, organized as a Washington corporation. The Funds have engaged FRIMCo as their investment adviser pursuant to an investment management agreement. FRIMCo has engaged, or will engage, one or more sub-advisers ("Money Managers") pursuant to an investment management agreement ("Portfolio Management Agreement") to exercise investment discretion over the assets of each Portfolio. Each Portfolio, except for the money market Portfolios and a real estate securities Portfolio, has two or more Money Managers.

        4. FRC, the parent company of FRIMCo, is a registered investment adviser, organized as a Washington corporation. FRC provides portfolio structuring and Money Manager evaluation services to FRIMCo, but receives no separately stated fee from the Funds for its services.

        5. RFD is a registered broker-dealer, organized as a Washington corporation. RFD is a wholly-owned subsidiary of FRIMCo and serves as the distributor of the Funds' shares.

        6. In contrast to the majority of investment companies that have a single organization serving as the manager/administrator and the investment adviser, the Funds divide responsibility for corporate management and investment advice between FRIMCo and the Money Managers. The Funds employ a "multi-style, multi-manager" method of investment, under which FRIMCo, using the consulting services of FRC, selects and monitors for each Portfolio multiple Money Managers using a range of manager styles.

        7. FRIMCo performs internal due diligence on prospective Money Managers for each Portfolio and thereafter monitors their performance through quantitative and qualitative analysis, as well as actual consultations with the Money Managers. FRIMCo has responsibility for communicating performance expectations and evaluations to the Money Managers, supervising compliance with the Portfolios' investment policies and objectives, recommending to the boards of directors of the Funds whether Portfolio Management Agreements should be renewed, modified, or terminated, and recommending to the Funds' directors the addition of new Money Managers. For its services, FRIMCo receives a management fee from the Portfolios. FRIMCo pays the Money Managers from these fees.

        8. In 1981, the SEC issued an order to permit the FRIC Portfolios to hire and contract with Money Managers without obtaining shareholder approval through a proxy solicitation, and to exempt the FRIC Portfolios from the requirement to disclose the fees paid by FRIMCo to the Money Managers of the funds.(2)

------------
(2) Investment Company Act Release Nos. 11944 (Sept. 21, 1981) (notice) and 11986 (Oct. 14, 1981) (order). At the time of the
                                                             (continued . . .)

In 1988, the SEC issued an order to exempt the RIF Funds from the requirement to disclose the fees paid by FRIMCo to the Money Managers of the RIF Portfolios.(3) The requested order would supersede the 1981 and 1988 orders.

        9. Applicants request an exemption from section 15(a) and rule 18f-2 to permit FRIMCo to enter into Portfolio Management Agreements with Money Managers, other than Money Managers that are affiliated persons (as defined in section 2(a)(3) of the Act) of the Fund or FRIMCo other than by reason of serving as a Money Manager to one or more of the Funds (an "Affiliated Money Manager"), without such agreements being approved by the shareholders of the applicable Portfolio. In lieu of the shareholder voting requirement, applicants will provide shareholders with an information statement that includes all the information concerning a new Money Manager or Portfolio Management Agreement that would be included in a proxy statement.

        10. Applicants propose to disclose (both as a dollar amount and as a percentage of a Portfolio's net assets) in the Funds' registration statements and other public documents only the aggregate amount of fees paid by FRIMCo to all the Money Managers of a Portfolio ("Aggregate Fee Disclosure"). Aggregate Fee Disclosure means: (a) the total advisory fee charged by FRIMCo

-------------
(2) (...continued)
    1981 order, FRIC had only seven portfolios, all of whose investors paid an advisory fee directly to FRIMCo.

(3) Investment Company Act Release Nos. 16309 (Mar. 9, 1988) (notice) and 16351 (Apr. 7, 1988) (order).

to the Portfolio; (b) the aggregate fees paid by FRIMCo to all Money Managers managing assets of the Portfolio; and (c) the net advisory fee retained by FRIMCo with respect to the Portfolio after FRIMCo pays all Money Managers managing assets of that Portfolio. For any Fund that employs an Affiliated Money Manager, "Aggregate Fee Disclosure" also will include separate disclosure of any fees paid to such Affiliated Money Manager.

Applicants' Legal Analysis:

        1. Section 15(a) makes it unlawful for any person to act as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by a majority of the investment company's outstanding securities. Rule 18f-2 provides that each series or class of stock in a series company affected by a matter must approve such matter if the Act requires shareholder approval.

        2. Applicants state that primary responsibility for management of the Funds, in particular, the selection and supervision of the Money Managers, will be vested in FRIMCo, subject to oversight and approval by the Funds' directors. Applicants argue that the multi-manager, multi-style structure used by FRIMCo is clearly described in the Funds' prospectuses, and that shareholders invest in the Funds expecting FRIMCo to change Money Managers when appropriate.
Applicants also assert that requiring shareholders to approve every Money Manager change would prevent FRIMCo from performing on a timely and effective basis the principal function the shareholders are paying it to perform -- the selection, monitoring, and changing of Money Managers.
Applicants contend that requiring shareholder approval would not only result in unnecessary administrative expense to a Portfolio, but could result in harmful delays in executing changes in Money Managers that FRIMCo and the Funds' directors may determine are necessary.

        3. Section 15(a)(1) provides, in relevant part, that it is unlawful for any person to act as an investment adviser to a registered investment company except pursuant to a written contract which "precisely describes all compensation to be paid thereunder."

        4. Items 2, 5(b)(iii), and 16(a)(iii) of Form N-1A require the Funds to disclose in their prospectuses the investment adviser's compensation and the method of computing the advisory fee.

        5. Item 3 of Form N-14, the registration form for business combinations involving mutual funds, requires the inclusion of a "table showing the current fees for the registrant and the company being acquired and pro forma fees, if different, for the registrant after giving effect to the transaction using the format prescribed" in item 2 of Form N-1A.

        6. Rule 20a-1 under the Act requires proxies solicited with respect to an investment company to comply with Schedule 14A under the Exchange Act. Item 22 of Schedule 14A sets forth the requirements concerning the information that must be included in a proxy statement. Item 22(a)(3)(iv) requires a proxy statement for a shareholder meeting at which a new fee will be established or an existing fee increased to include a table of the current and pro forma fees using the format prescribed in item 2 of Form N-1A. Items 22(c)(1)(ii), 22(c)(1)(iii), 22(c)(8), and 22(c)(9), taken together, require that a proxy statement for a shareholder meeting at which an advisory contract is to be voted upon shall include the "rate of compensation of the investment adviser," the "aggregate amount of the investment adviser's fee," the "terms of the contract to be acted upon," and, if a change in fees is proposed, the existing and proposed rate schedule for advisory fees paid to their advisers, including the Money Managers.

        7. Item 48 of Form N-SAR provides that the Funds must disclose the rate schedule for advisory fees paid to their advisers, including the Money Managers.

        8. Items 6-07(2)(a), (b), and (c) of Regulation S-X require that the Funds' financial statements contain information concerning fees paid to the Money Managers.

        9. Applicants submit that it is consistent with the policy of the Act and the protection of investors to exempt applicants from the requirement to disclose individual Money Manager fees because applicants believe that such disclosure is likely to inhibit or eliminate FRIMCo's ability to negotiate fees below the Money Managers' "posted" fee schedules. Applicants argue that any advantage that FRIMCo would gain in negotiating fee arrangements with Money Managers would inure ultimately to the benefit of the shareholders of the Portfolios because it would be possible for FRIMCo to pass the benefits of a lower sub-advisory fee on to the Portfolios, although FRIMCo is not legally or contractually obligated to do so.(4) They also maintain that the ability to negotiate fee reductions is a critical element in their multi-style, multi-manager fund structure and the Funds' ability to offer investors a multi-manager investment product at a price which is competitive with single adviser funds.

        10. Applicants assert that because all shareholders of the Funds will be fully advised of the fees charged by FRIMCo for its management services (which include compensating the Money Managers), each shareholder will have the information to determine whether, in its judgment, the total package of services is priced reasonably in relation to the services and costs that the investor could obtain elsewhere. Moreover, applicants believe that the Aggregate Fee Disclosure will provide investors of each Portfolio with sufficient and clear information to determine whether they are receiving good value from FRIMCo and the Money Managers of that Portfolio and whether to redeem their shares if dissatisfied.

        11. Section 6(c) authorizes the Commission to exempt persons or transactions from the provisions of the Act to the extent that such exemptions are appropriate in the public

-----------
(4) Fund directors would be required to take the amounts paid by FRIMCo to the Money Managers into account when assessing the profitability of the advisory agreements to FRIMCo during the course of their annual review of the Funds' management and sub-advisory arrangements under sections 15 and 36(b) of the Act.

interest and consistent with the protection of investors and the purposes fairly intended by the policies and provisions of the Act. Applicants assert that the section 6(c) standards for exemption are met.

Applicants' Conditions:

        Applicants agree that the following conditions may be imposed in any order of the Commission granting the requested relief:

        1. Each Fund will disclose in its registration statement the Aggregate Fee Disclosure.

        2. FRIMCo will not enter into a Portfolio Management Agreement with any Affiliated Money Manager without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

        3. At all times, a majority of the Funds' directors or trustees will be persons each of whom is not an "interested person" of the Funds as defined in section 2(a)(19) of the Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

        4. When a Money Manager change is proposed for a Portfolio with an Affiliated Money Manager, the Funds' director or trustees, including a majority of the Independent Directors, will make a separate finding, reflected in each applicable Fund's board minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which FRIMCo or the Affiliated Money Manager derives an inappropriate advantage.

        5. Independent counsel knowledgeable about the Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be placed within the discretion of the then existing Independent Directors.

        6. FRIMCo will provide the Funds' directors, no less frequently than quarterly, information about FRIMCo's profitability on a per-Portfolio basis. Such information will reflect the impact on profitability of the hiring or termination of any Money Managers during the applicable quarter.

        7. Whenever a Money Manager is hired or terminated, FRIMCo will provide the Funds' directors information showing the expected impact on FRIMCo's profitability.

        8. FRIMCo will provide general management and administrative services to the Funds, and, subject to review and approval by their directors will: (a) set the Funds' overall investment strategies; (b) select Money Managers; (c) allocate and, when appropriate, reallocate the Portfolios' assets among Money Managers; (d) monitor and evaluate the performance of Money Managers; and (e) ensure that the Money Managers comply with the Funds' investment objectives, policies, and restrictions.

        9. Each RIF Fund will obtain the consent of its sole shareholder before relying upon the order with respect to shareholder approval of Money Manager changes. Existing

Portfolios of the FRIC Funds will proceed promptly (within one year) to obtain shareholder approval to operate the Portfolios in accordance with the order, but, prior to the holding of the shareholder meeting, will continue to operate in accordance with the 1981 order. Portfolios of the Funds created after the issuance of the order will disclose their reliance on the order in their prospectuses and will have such reliance approved by consent of their sole shareholder.

        10. Within 60 days of the hiring of any new Money Manager or the implementation of any proposed material change in a Portfolio Management Agreement, FRIMCo will furnish shareholders all information about a new Money Manager or Portfolio Management Agreement that would be included in a proxy statement, except as modified by the order with respect to the disclosure of fees paid to Money Managers. Such information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Money Manager or any proposed material change in a Portfolio's Management Agreement. FRIMCo will meet this condition by providing shareholders, within 60 days of the hiring of a Money Manager or the implementation of any material change to the terms of a Portfolio Management Agreement, with an information statement meeting the requirements of Regulation 14C and Schedule 14C under the Exchange Act. The information statement also will meet the requirements of
Schedule 14A, except as modified by the order with respect to the disclosure of fees paid to the Money Managers.

        11. No director, trustee, or officer of the Funds or FRIMCo will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee, or officer) any interest in a Money Manager except for (a) ownership of interests in FRIMCo or any entity that controls, is controlled by, or is under common control with FRIMCo; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Money Manager or an entity that controls, is controlled by, or is under common control with a Money Manager.

        12. The Funds will disclose in their prospectuses the existence, substance, and effect of any order granted pursuant to the application.


        By the Commission.
                                        /s/ JONATHAN G. KATZ

                                            Jonathan G. Katz
                                            Secretary